As filed with the Securities and Exchange Commission on June 19, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant (_)

Check the appropriate box:

(_)	Preliminary Proxy Statement
(_)	Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
(X)	Definitive Proxy Statement
(_)	Definitive Additional Materials
(_)	Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

HYBRID FUELS, INC.
-----------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)	No fee required.
(_)	Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

(_)	Fee paid previously with preliminary materials.
(_)	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration State No.:
	3)	Filing Party:
	4)	Date Filed:

LETTER SENT BY STANDARD REGISTRAR AND TRANSFER COMPANY

237 Main Street, Box 880
Niverville, Manitoba R0A1E0
www.hybrid-fuels.com

Annual Meeting of Stockholders

June 19, 2006

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Hybrid Fuels Inc. (the “Company,” “we” or “our”), which will be held at the Lake Country Municipal Hall, 10150 Bottom Wood Lake Road, Winfield, BC, Canada, on Wednesday, July 12, 2006, at 10:00 a.m. (Pacific Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. You are being asked to vote on the election of a full slate of three (3) Directors to the Board of Directors of the Corporation. Your Board of Directors recommends that you vote "FOR" the three (3) individuals nominated.

You can vote by fax or by signing and returning the enclosed proxy card in the envelope provided. Instructions for voting by each of these methods are set forth on the proxy card.

We hope that you can attend the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the two methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call Investor Relations at 1-888-550-2333.

Thank you for your continued support of Hybrid Fuels Inc.

Very truly yours,

Douglas Dickie
Acting President, Chief Executive Officer and
Chief Financial Officer

237 Main Street, Box 880
Niverville, Manitoba R0A1E0
www.hybrid-fuels.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 12, 2006

June 19, 2006

To the Holders of Common Stock of
HYBRID FUELS, INC.:

NOTICE IS HEREBY given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Hybrid Fuels Inc. (the “Company”) will be held at the Lake Country Municipal Hall, 10150 Bottom Wood Lake Road, Winfield, BC, Canada, on Wednesday, July 12, 2006, at 10:00 a.m. (Pacific Standard Time) for the following purposes:

1)	To elect three (3) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2007, and until their successors are duly elected and qualified; and

2)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 15, 2006 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Your Board of Directors recommends that you vote “FOR” the nominees for the Board.

You are encouraged to vote in either of the two available methods: by fax or by signing, dating and returning your proxy card in the enclosed envelope. Instructions for voting by each of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Rolly Hein

Corporate Secretary, Hybrid Fuels Inc.

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

237 Main Street, Box 880
Niverville, Manitoba R0A1E0
www.hybrid-fuels.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held July 12, 2006

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2006 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, July 12, 2006, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Lake Country Municipal Hall, 10150 Bottom Wood Lake Road, Winfield, BC, Canada, on Wednesday, July 12, 2006, at 10:00 a.m. (Pacific Standard Time). Copies of this Proxy Statement will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission, is available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at 237 Main Street, Box 880, Niverville, MB, Canada R0A1E0, or by or download online at www.hybrid-fuels.com . Your attention is directed to the financial statements and Management’s Discussion and Analysis in such Annual Report, which provide additional important information concerning Hybrid Fuels.

This document is dated June 19, 2006 and is being first mailed to stockholders of Hybrid Fuels, Inc. on or about June 21, 2006.

Record Date; Outstanding Securities

The voting securities of the Company entitled to vote at the Annual Meeting consist only of shares of common stock. Only stockholders of record at the close of business on May 15, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 26,332,933 shares of Hybrid Fuels’ common stock issued and outstanding.

Revocability of Proxies

A stockholder who signs and returns a proxy will have the power to revoke it at any time before it is voted. A proxy may be revoked by: (i) filing with the Company (Attention: Rolly Hein, Corporate Secretary) a written revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and electing to vote in person.

Voting

Each stockholder is entitled to one vote for each share of common stock held.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs, including expenses in connection with preparing and mailing this proxy, will be borne by the Company. The Company has retained Standard Registrar and Transfer Company and ADP Investor Communications to assist it in the solicitation of proxies. The Company has agreed to pay customary fees for their services in soliciting proxies, which are estimated to be $2,000, and has agreed to reimburse these companies for reasonable out-of-pocket expenses for these services. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Company’s transfer agent, or by brokers or their representatives. Any costs associated with such additional solicitation are not anticipated to be significant. The Company will not pay any representatives of the Company any additional compensation for their efforts to supplement proxy solicitation. Hybrid Fuels Inc. will reimburse, upon request, brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock.

Quorums; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a majority of all the shares of the common stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than 45 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Other than for the election of Directors, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held Annual Meeting at which a quorum is present is required for approval of each of the matters to be acted on at the Annual Meeting. For the election of Directors, the three (3) nominees receiving the highest number of votes “FOR” will be elected as Directors. This number is called a plurality.

Shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum, but such shares will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the three (3) nominees for Directors set forth herein. The form of proxy also confers discretionary authority with respect to any other business properly brought before the Meeting.

Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the 2006 annual meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders. The Company believes that the tabulation procedure to be followed by the Inspector is permitted by the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

Multiple Stockholders Sharing the Same Address

In accordance with notices we previously sent to street-name shareholders who share a single address, we are sending only one Proxy Statement to that address unless we received contrary instructions from any stockholders at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholders residing at such an address wishes to receive a separate Proxy Statement in the future, he or she may contact the Company's Corporate Secretary. If you are receiving multiple copies of our Proxy Statement, you can request householding by contacting the Company's Corporate Secretary. The contact information for the Company's Corporate Secretary is stated below under “Stockholder Communications.”

Stockholder Communications

The Board of Directors does not provide a process for stockholders to send communications to the Board because it believes that the process available under applicable federal securities laws for stockholders to submit proposals for consideration at the annual meeting is adequate.

Submission of Stockholder Proposals for 2007 Annual Meeting

In order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice must be delivered to the Secretary of the Company at 237 Main Street, Box 880, Niverville, Manitoba R0A1E0, not later than 5:00 p.m. (Pacific Time) on the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2007 Annual Meeting must be received by the Secretary of the Company on or after February 21, 2007, and prior to 5:00 p.m. (Central Time) on March 23, 2007 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by 45 days before anniversary of mailing of 2007 proxy. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies we solicit for the next Annual Meeting will have discretionary authority to vote on the proposal.

PROPOSAL:

ELECTION OF DIRECTORS

In accordance with Hybrid Fuels’ current Articles of Incorporation (the “Charter”) and Bylaws (the “Bylaws”), all members of the Hybrid Fuels Board of Directors are elected annually to serve until the next Annual Meeting of Stockholders. The Company's Bylaws currently authorize a Board consisting of not fewer than three (3) nor more than seven (7) persons.

Director nominee Douglas Dickie is the Acting President, Chief Executive Officer and Chief Financial Officer of the Company. Director nominee Rolly Hein is the Acting Vice President/Secretary-Treasurer of the Company. Director nominee Edward Melenka is not employed by, or affiliated with, the Company other than by virtue of serving as a director of the Company.

Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote FOR the election of Director nominees Douglas Dickie, Rolly Hein and Edward Melenka to hold office as directors for a term of one year until their successors are elected and qualify at the next Annual Meeting of Stockholders. All nominees have advised the Board that they are able and willing to serve as directors.

If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than three (3) nominees. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the three (3) nominees named above as directors.

Nominees

			Age on
		Director	March 1,
Director	Principal Occupation or Employment	Since	2006
Douglas Dickie	Mr. Dickie has been the Acting President/CEO/CFO and Director for Hybrid Fuels since April 12, 2006. Mr. Dickie has a farming background in eastern Saskatchewan. He earned a Bachelor of Science Degree in Pharmacy from the University of Saskatchewan in 1968; practiced pharmacy in Saskatchewan, the Yukon and Vernon, BC, where he currently resides. Mr. Dickie has owned and operated various pharmacies; served as a Director of Peoples Drug Mart (BC) Ltd. and numerous private companies, and is currently a member of the College of Pharmacists of BC.	April 12, 2006	59

Rolly Hein	Rolly Hein has been the Acting Vice President/Secretary-Treasurer and Director since April 12, 2006. Mr. Hein is a former two-term Mayor of the District of Lake Country, BC, Canada and has been engaged in the cattle and meat processing business for 40 years. Mr. Hein has been very active in protecting watersheds and in creating more opportunities on agricultural lands, specifically in the creation of the Mayor’s Task Force on Agriculture and the resolution of Council for the creation of an Agricultural Advisory Commission within the District.	April 12, 2006	61

Edward Melenka	Edward Melenka was born and raised in Trail, BC. Mr. Melenka graduated from the University of British Columbia in 1966 with a Bachelor of Science in Pharmacy. Upon graduation he joined Woodwards Stores Ltd as a practicing pharmacist. Shortly thereafter he moved into the management sector leading to several upper management positions during 15 years of service with the		64

company. In 1984, Mr. Melenka began a new career in Vancouver as the General Manager of Peoples Drug Mart Ltd., a retail pharmacy group of 55 stores. Early in 1993 he became the General Manager of a sister company, Unipharm Wholesale Drugs Ltd., a major pharmaceutical distribution company in BC servicing 170 retail pharmacies throughout BC and the Yukon. In 1996 he was appointed CEO for the company, servicing Unipharm until his retirement in 2004. Thereafter, he relocated to the Okanagan Valley to become owner and manager of Aurora Orchard, a 15-acre parcel.

THE MEMBERS OF YOUR BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE ELECTION OF THESE THREE (3) NOMINEES.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. The Company does not have standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. All of such functions are performed by the full Board.

For the time frame between July 1, 2004 and June 30, 2005 the Board had 11 meetings. Ten of these meetings were via telephone conference call and one meeting was held in person in Calgary, Alberta, Canada. Dale Johnson attended less than 75% of these meetings.

For the time frame between July, 1 2005 and June 14, 2006 the Board had 11 meetings. Nine of these meetings were via telephone conference call and two were in person in Winnipeg, Manitoba, Canada. Dale Johnson attended less than 75% of these meetings.

The Company has no policy regarding attendance by directors at the Annual Meeting of Shareholders.

Executive Officers

The following information is furnished with respect to the executive officers of Hybrid Fuels Inc.:

		Age on
		March 1,
Executive Officer	Current Title and Prior Employment	2006

Douglas Dickie	Acting President/CEO/CFO/Director Douglas Dickie retired a pharmacist in 2004 and was a member of any Board in the last five years until his appointment to the Board of Hybrid Fuels Inc. in April of 2006.	59

Rolly Hein	Acting Vice President/Secretary-Treasurer/Director Within the last five years Rolly Hein has served on the Board for the Regional District of Central Okanagan, the Central Okanagan Economic Development Commission and the Central Okanagan Hospital District. Mr. Hein retired as mayor of Lake Country, BC, Canada on December 5, 2005 and is presently active with beef farming.	61

The Chief Executive Officer, the President, the Corporate Secretary and the Treasurer are elected annually by the Board of Directors. Other officers may be elected or appointed by the Board of Directors at any meeting but are generally also elected annually by the Board. All officers serve at the pleasure of the Board of Directors.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 16, 2006, with respect to the beneficial ownership of shares of Hybrid Fuels’ Common Stock owned by the directors, nominees for director, the Named Executive Officers, and by all directors and executive officers of Hybrid Fuels as a group. Except under special circumstances, Hybrid Fuels’ Common Stock is the only class of voting securities. Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Securities Exchange Act of 1934.

	Amount and Nature of Beneficial
	Ownership (1)	Percent of
	Shares of Common Stock	Common
Name of Beneficial Owner	Beneficially Owned	Stock (2)

Douglas Dickie, Director	447,700	1.70%

Rolly Hein, Director	100,000	0.38*	%

Dale Johnson, Director	200,000	0.76*	%

Edward Melenka, Nominee	137,215	0.52*	%

All directors and executive officers	747,700	2.84%

(1)	The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of option, warrant or right.

(2)	The percentage is based on the number of shares outstanding (26,332,933) at the close of business on June 16, 2006.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors and Executive Officers

We are required to disclose compensation earned during fiscal years 2005, 2004 and 2003 for our Chief Executive Officer and each of the four most highly compensated persons who were executive officers as of June 30, 2005. In addition, we are required to disclose compensation for up to two additional individuals that we would have provided information on if not for the fact that they no longer were serving as an executive officer at the end of fiscal 2005. All of these officers are referred to in this proxy statement as the “Named Executive Officers.”

Summary Compensation Table

The following table sets forth the compensation earned during the fiscal years indicated for services in all capacities by the Named Executive Officers in 2005, 2004 and 2003:

					Awards
				Restricted	(Securities	LTIP	All Other
		Salary	Bonus	Stock Awards	Underlying	Payouts	Compensation
Name and Principal Position	Year	$	$	($)	Options)(#)	($)	($)

Paul Warkentin, CEO	2005	Nil	Nil	Nil	Nil	Nil	11,358

Paul Warkentin, CEO	2004	Nil	Nil	Nil	Nil	Nil	Nil

Alan Urschel, CEO	2004	13,670	Nil	Nil	Nil	Nil	Nil

Clay Larson, CEO	2004	Nil	Nil	Nil	Nil	Nil	Nil

Clay Larson, CEO	2003	72,000	Nil	Nil	Nil	Nil	Nil

Information on Options

N/A

Employment Contract

N/A

Retirement Plans

N/A

Other Benefits

N/A

Director Compensation

The Company’s has no formal plan for compensating its Directors for their service in their capacity as Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any Director undertaking any special services on behalf of the Company other than services ordinarily required of a Director.

Audit Committee Report

The Company does not have an audit committee of the board of directors. Pursuant to the footnote by regulation S-B Item 401(f) and SEC Release 33-8220, the Company is not subject to the audit committee disclosures at this time.

Independent Public Accountants

Manning Elliott served as the Company’s independent accountants to audit the consolidated financial statements for the fiscal year ending June 30, 2005. Manning Elliott have been Hybrid Fuels’ independent accountants since 1999.

Representatives of Manning Elliott are not expected to be present at the security holders' meeting.

Audit Fees

Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Manning Elliott in connection with statutory and regulatory filings or engagements.

Manning Elliott was paid aggregate fees of $9,850 for the for the fiscal year ended June 30, 2005 for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in Company’s quarterly reports on Form 10QSB during the fiscal year.

The following table is a summary of the fees billed to us by Manning Elliott for professional services for the fiscal years ended June 30, 2005 and June 30, 2004:

	Fiscal 2005	Fiscal 2004
Fee Category	Fees	Fees

Audit fees	$9,850	$4,200
Audit-Related fees
Tax fees
All other fees
Total fees	$9,850	$4,200

Audit-related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense and bankruptcy tax planning.

All Other Fees

Consists of fees for products and services other than the services reported above. In fiscal 2005 and 2004, there were no other fees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 require the Company’s directors and officers, investment adviser, affiliated persons of the investment advisor and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to Hybrid Fuels pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, Hybrid Fuels believes that all of such reports were filed on a timely basis by executive officers and directors during 2005.

OTHER MATTERS

The management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Rolly Hein
Corporate Secretary
Hybrid Fuels Inc.

June 19, 2006

HYBRID FUELS INC.
ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, JULY 12, 2006
10:00 AM PST
Lake Country Municipal Hall
10150 Bottom Wood Lake Road
Winfield, BC, Canada

THIS PROXY IS SOLICITED BY STANDARD REGISTRAR AND TRANSFER COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF HYBRID FUELS INC.

  The shares of common stock you hold in your account as of record on May 15, 2006, will be voted as you specify.

  If no choice is specified, the Proxy will be voted “FOR” item 1.

  By signing the Proxy, you revoke all prior Proxies and appoint Douglas Dickie, Rolly Hein and Edward Melenka, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

  This voting instruction form should be read in conjunction with the accompanying information circular

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

PLEASE VOTE, SIGN, DATE AND FAX THE PROXY CARD TO 1-801-571-2551 OR RETURN USING THE ENCLOSED ENVELOPE. IF YOU VOTE BY FAX DO NOT RETURN THE PROXY CARD IN THE MAIL.

Voting Recommendation: FOR all the nominees proposed as Directors.

Item 1

Election of Directors	FOR	WITHHOLD	SHAREHOLDER NAME AND ADDRESS

Nominees:

Douglas Dickie	☐	☐

Rolly Hein	☐	☐
ADDRESS CHANGE (IF APPLICABLE):
Edward Melenka	☐	☐

Item 2
Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” the nominees named in item 1.

Dated:_______________________________	Signature (s) ____________________________

Signature (s) ____________________________

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc. give full title.

LETTER SENT BY ADP INVESTOR COMMUNICATIONS

237 Main Street, Box 880
Niverville, Manitoba R0A1E0
www.hybrid-fuels.com

Annual Meeting of Stockholders

June 19, 2006

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Hybrid Fuels Inc. (the “Company,” “we” or “our”), which will be held at the Lake Country Municipal Hall, 10150 Bottom Wood Lake Road, Winfield, BC, Canada, on Wednesday, July 12, 2006, at 10:00 a.m. (Pacific Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement.  You are being asked to vote on the election of a full slate of three (3) Directors to the Board of Directors of the Corporation.  Your Board of Directors recommends that you vote "FOR" the three (3) individuals nominated.

You can vote by telephone, by internet at www.proxyvote.com or by signing and returning the enclosed proxy card in the envelope provided. Instructions for voting by each of these methods are set forth on the proxy card.

We hope that you can attend the Annual Meeting.  Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the three methods provided.  Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy.  Your vote is important, whether you own a few shares or many.

If  you have questions concerning the Annual Meeting or your stock ownership, please call Investor Relations at 1-888-550-2333.

Thank you for your continued support of Hybrid Fuels Inc.

Very truly yours,

Douglas Dickie
Acting President, Chief Executive Officer and Chief Financial Officer

237 Main Street, Box 880
Niverville, Manitoba R0A1E0
www.hybrid-fuels.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 12, 2006

June 19, 2006

To the Holders of Common Stock of
HYBRID FUELS, INC.:

NOTICE IS HEREBY given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Hybrid Fuels Inc. (the “Company”) will be held at the Lake Country Municipal Hall, 10150 Bottom Wood Lake Road, Winfield, BC, Canada, on Wednesday, July 12, 2006, at 10:00 a.m. (Pacific Standard Time) for the following purposes:

1)	To elect three (3) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2007, and until their successors are duly elected and qualified; and

2)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 15, 2006 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Your Board of Directors recommends that you vote “FOR” the nominees for the Board.

You are encouraged to vote by telephone, by internet at www.proxyvote.com or by signing and returning the enclosed proxy card in the envelope. Instructions for voting by each of these methods are set forth on the proxy card.  If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Rolly Hein

Corporate Secretary, Hybrid Fuels Inc.

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

VOTING INSTRUCTION FORM
HYBRID FUELS, INC.

SEE VOTING INSTRUCTIONS ON REVERSE NO 2 ON REVERSE	INTERNET VOTE: WWW.PROXYVOTE.COM TELEPHONE VOTE: 1-800-474-7493

MEETING TYPE:	ANNUAL MEETING
MEETING DATE:	WEDNESDAY, JULY 12, 2006 AT 10:00 A.M. PST
RECORD DATE:	FOR HOLDERS AS OF JUNE 07, 2006
PROXY DEPOSIT DATE:	JULY 12, 2006
44860f103

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1 1-0001

WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST
ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.

ITEM(S)	VOTING RECOMMENDATIONS

*NOTE* THIS FORM CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.
*NOTE* THIS VOTING INSTRUCTION FORM SHOULD BE READ IN
CONJUNCTION WITH THE ACCOMPANYING INFORMATION CIRCULAR.

TELEPHONE VOTE AT 1-800-474-7493 OR
INTERNET VOTE AT WWW.PROXYVOTE.COM

FOLD AND DETACH HERE	FOLD AND DETACH HERE

HYBRID FUELS INC.
ANNUAL MEETING TO BE HELD 07/12/06 AT 10:00 A.M. PST FOR HOLDER AS OF 06/07/06
ELECTION OF DIRECTORS (FILL IN ONLY ONE BOX "■" PER  NOMINEE IN BLUE OR BLACK INK)

VOTING RECOMMENDATIONS: FOR ALL THE NOMINEES PROPOSED AS DIRECTORS

	FOR	WITHHOLD

Nominees:

DOUGLAS DICKIE	☐	☐

ROLLY HEIN	☐	☐

EDWARD MELENKA	☐	☐

ITEMS(S) (FILL IN ONLY ONE BOX "■" PER ITEM IN BLUE OR BLACK INK)
A/C	***ISSUER COPY***
è
FILL IN THE BOX "■" TO THE RIGHT IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING è ☐

ADP

51 MERCEDES WAY
EDGEWOOD NY 11717

HYBRID FUELS, INC.
237 MAIN STREET
P.O. BOX 880
NIVERVILLE, MB  R0A 1E0

* ISSUER CONFIRMATION COPY - INFO ONLY *

SIGNATURES(S)	DATE

VOTING INSTRUCTION FORM
HYBRID FUELS, INC.

SEE VOTING INSTRUCTIONS ON REVERSE NO 2 ON REVERSE	INTERNET VOTE: WWW.PROXYVOTE.COM TELEPHONE VOTE: 1-800-474-7493

MEETING TYPE:	ANNUAL MEETING
MEETING DATE:	WEDNESDAY, JULY 12, 2006 AT 10:00 A.M. PST
RECORD DATE:	FOR HOLDERS AS OF JUNE 07, 2006
PROXY DEPOSIT DATE:	JULY 12, 2006
ACCOUNT NUMBER:
CUSIP: 44860F103	CUID: P35321 E CONTROL NO.:

APPOINTEE(S) DOUGLAS DICKIE, ROLLY HEIN, EDWARD MELENKA
IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTED AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ODJOURNMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE PERSON ATTENDING THE MEETING ON THE APPOINTEE LINE BELOW.

■

PLEASE PRINT APPOINTEE NAME

ITEM(S)	VOTING RECOMMENDATIONS

*NOTE* THIS FORM CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.
*NOTE* THIS VOTING INSTRUCTION FORM SHOULD BE READ IN
CONJUNCTION WITH THE ACCOMPANYING INFORMATION CIRCULAR.

TELEPHONE VOTE AT 1-800-474-7493 OR
INTERNET VOTE AT WWW.PROXYVOTE.COM

FOLD AND DETACH HERE	FOLD AND DETACH HERE

ELECTION OF DIRECTORS (FILL IN ONLY ONE BOX "■" PER  NOMINEE IN BLUE OR BLACK INK)VOTING RECOMMENDATIONS: FOR ALL THE NOMINEES PROPOSED AS DIRECTORS

	FOR	WITHHOLD

01-DOUGLAS DICKIE	☐	☐

02-ROLLY HEIN	☐	☐

03-EDWARD MELENKA	☐	☐

ITEMS(S) (FILL IN ONLY ONE BOX "■" PER ITEM IN BLUE OR BLACK INK)
2 ITEM(S) SHARE(S)

CONTROL NO.: è

ADP Investor Communications
5970 CHEDWORTH WAY
MISSISSAUGA, ON L5R 4G5

HYBRID FUELS, INC.
237 MAIN STREET
P.O. BOX 880
NIVERVILLE, MB   R0A 1E0

* ISSUER CONFIRMATION COPY - INFO ONLY * THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY PLEASE DO NOT USE IT FOR VOTING PURPOSES DATE (DD/MM/YY)
SIGNATURES(S) *INVALID IF NOT SIGNED *
☐ ç	REQUEST FOR LEGAL PROXY: DO NOT MARK THIS BOX WITHOUT REVIEWING THE LEGAL PROXY SECTION OF THE REVERS OF THIS FORM.

About Voting.

A meeting is being held for holders of the securities listed on the other side of this form. As a beneficial holder of the securities, you have the right to vote on the items being covered at the meeting, which are described in the information circular. Please read the information circular carefully and take note of any relevant proxy deposit rate.

If you have any questions, please contact the person who services your account.

FOLD IN HALF - DO NOT DETACH	Your vote is important.

If you do not plan to attend the meeting and vote in person, please give us your voting instructions right away. We will vote on your behalf according to the voting instructions you provide. We cannot vote for you if we do not receive your voting instructions.

If you do not specify how you want your securities voted, they will be voted as recommended in the information circular.

Submitting your voting instructions.

Use this form to send us your voting instructions by mail. You may also be able to give use your voting instructions by telephone or on the Internet. If these options are available to you, they are noted on the other side of this form. If you use the telephone or Internet to vote, you will be considered to have signed and dated this form. Your voting instructions will be recorded when they are received.

You cannot vote on the telephone or Internet on the day of the meeting.

We need to receive your voting instructions at least one business day before the proxy deposit date noted on the other side of this form, and as stated in the information circular.

On the Internet (if available)

Go to www.proxyvote.com and follow the instructions. You will need your 12-digit control number, which you will find on the other side of this form.

When you vote on the Internet, the voting recommendations in the information circular also appear on the electronic ballot.

By telephone (if available)

Call 1-800-474-7493 ( English) or 1-800-474-7501 (French).

You will need your 12-digit control number, which you will find on the other side of this form.

If a recommendation has not been made on an item, you must vote on each item separately. Choose option 2 when the telephone voting system prompts you.

By mail.

Complete, sign and date the other side of this form. Fold in half, do not detach and return it in the envelope provided. If you do not have the envelope, send the form to:

PROXY TABULATION
P.0. BOX 2800 STN LCD MALTON
MISSISSAUGA, ON L5T 2T8

To attend the meeting as an Appointee.

If you want to attend the meeting, or designate another person to attend the meeting in your place, you may do so in one of the following ways:

  write your name, or the name of your designate, on the "Appointee" line on the other side of this form, sign and date the form, and send it by mail, or go to the Internet site noted (if available) and insert the name in the "Appointee" section on the electronic ballot.

You cannot use the telephone voting service if you want to appoint yourself to vote in person at the meeting or appoint someone else to attend the meeting for you.

When you write your name or the name of your designate on the "Appointee" line, you or your designate will have the right to attend the meeting and vote in person. We will execute and deliver a form of proxy to the issuer on your behalf. You, or your designate, must attend the meeting for your vote to be counted. When you or your designate arrive at the meeting, please register with the scrutineer.

Legal Proxy.

If you put your name or designate's name on the "Appointee" line of this form or on the Internet, you do NOT need to obtain a legal proxy in order to attend and vote at the meeting.

However, securities legislation provides that you may request that a legal proxy, naming you or your designate, be issued and mailed to you. Should you wish such a legal proxy, mark the appropriate box on the other side of this form and write your name or that of your designate, on the other side of this form on the "Appointee" line.

You cannot use the Internet or telephone voting services if you want to request a legal proxy.

The legal proxy will grant you or your designate the right to attend the meeting and vote in person, subject to any rules described in the information circular applicable to the delivery of proxies.

The legal proxy will be mailed to the name and address noted on the other side of this form. You need to submit and deliver the legal proxy in accordance with the proxy deposit date and any instructions or disclosures noted in the information circular. You or your designate must attend the meeting for your vote to be counted.

Allow sufficient time for mailing and return of the legal proxy by the proxy deposit date to the issuer or its agent.

Please be advised that if you, the beneficial holder, ask for a legal proxy to be issued, you may have to take additional steps in order for that proxy to be fully effective under applicable law. For example, it may be necessary that you deposit the proxy with the issuer or its agenst in advance of the meeting. Further, if a legal proxy is issued, all other voting instructions given on this voting instruction form will not be effective. If you have any questions, please contact the person who services your account.

In this voting instruction form, you and your refer to a beneficial holder of the securities listed on the other side of this form. You are a beneficial holder because we hold the securities in an account for you.

We, us, and our refer to the intermediary or financial institution where you have an account.

A meeting is being held for holders of the securities listed on the other side of this form. Please be advised that you are receiving this voting instruction form and meeting materials, at the direction of the issuer, in the language you requested, if it was available. Issuers have the right under securities legislation, to require us to send you shareholder materials. This direction supercedes any previous instruction you may have given not to receive material.

When you give us your voting instructions, you acknowledge that:

  you are the benficial holder;
  you are authorized to provide these voting instructions; and
  you have read the instruction on this form.

We cannot vote for you if we do not receive your voting instructions.

Unless you attend the meeting and vote in person, we will vote on your behalf according to the voting instructions you provide.

Please write any comments on a separate sheet and send them by mail with your voting instructions. Please include your 12-digit control number, which you will find on the other side of this form.

If the items listed in the information circular are different from the items listed on the other side of this form, the information circular will be consider correct.

Do not present this voting instruction for at the meeting. Please read the following instructions, complete, sign and return your voting instruction form by mail, or submit your vote on the Internet or by telephone (if available).

FOLD IN HALF - DO NOT DETACH
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